Fees Summary	Nov. 25, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 460,000,002.00
Previously Paid Amount	0.00
Total Fee Amount	70,426.00
Total Offset Amount	0.00
Net Fee	$ 70,426.00
Final Prospectus	false